UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: May 2, 2014

KINGDOM KONCRETE, INC.

  (Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-138111	20-5587756
(Commission File Number)	(I.R.S. Employer Identification No.)

4232 E. Interstate 30, Rockwall, Texas 75087

(Address of principal executive offices)

(972) 771-4205

(Issuer's telephone number)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Merger with Latitude 360, Inc.

On April 8, 2014, Kingdom Koncrete, Inc., a Nevada corporation (the “Company”), Latitude Global Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of the Company (the “Merger Sub”), and Latitude 360, Inc., a Florida corporation (“L360”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The closing was scheduled to close on or before May 2, 2014. L360 has requested an extension for closing on or before May 9, 2014 with an option to further extend the closing date to May 16, 2014, if so requested by L360. The extension was granted by the Company on May 2, 2014.

Item 9.01 Financial Statements and Exhibits

10.1 Amendment to Agreement and Plan of Merger

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 2, 2014

Kingdom Koncrete, Inc.

By:	/s/ Edward Stevens
Edward Stevens President and CEO (Principal Executive, Financial and Accounting Officer)

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